Exhibit 21.1

RAIT Financial Trust

Subsidiaries

Entity Name	Domestic Jurisdiction	DBA Names
1437 7th Street Preferred Member, LLC	Delaware
1901 Newport Investor, LLC	Delaware
100 East Lancaster Owner, LLC	Delaware
100 East Lancaster Member, LLC	Delaware
210-218 The Promenade North LLC	California
444 Cedar Tower Member, LLC	Delaware
444 Cedar Tower Owner, LLC	Delaware
Augusta Apartments Nevada, LLC	Delaware
Balcones Club Apartments Holdings, LLC	Delaware
Balcones Club Apartments Investor, LLC	Delaware
Beachcomber Beach Resort Florida, LLC	Delaware
Belle Creek Member, LLC	Delaware
Belle Creek IR Holdings, LLC	Delaware
Boca Yamato, LLC	Delaware
Brandywine Cherry Hill, Inc.	New Jersey
Brandywine Willow Grove, Inc.	Pennsylvania
Broadstone I Preferred, LLC	Delaware
Castagna Capital I, LLC	Delaware
Centrepoint IR Holdings, LLC	Delaware
Centrepoint Member, LLC	Delaware
Coles Crossing GP, LLC	Delaware
Coles Crossing GP Member, LLC	Delaware
Coles Crossing, LP	Delaware
Coles Crossing Preferred Member, LLC	Delaware
Copper Mill IR Holdings, LLC	Delaware
Copper Mill Member, LLC	Delaware
Crestmont IR Holdings, LLC	Delaware
Crestmont Member, LLC	Delaware
Cumberland IR Holdings, LLC	Delaware
Cumberland Member, LLC	Delaware
Daytona Portfolio, LLC	Delaware
Desert Wind Arizona Owner, LLC	Delaware
Desert Wind Holdings, LLC	Delaware
Eagle Ridge Apartments California, LLC	Delaware
Eagle Ridge Apartments Solar, LLC	Delaware
Eagle Ridge Member, LLC	Delaware
Ellington Condos Florida, LLC	Delaware
Ellington Development Florida, LLC	Delaware
Ellington Member, LLC	Delaware
Emerald Bay Apartments Nevada	Delaware
Emerald Bay Manager, LLC	Delaware
Emerald Bay Member, LLC	Delaware
Erieview Tower & Parking Manager, Inc.	Ohio
Erieview Tower & Parking, LLC	Ohio
Erieview Tower Member, LLC	Delaware
Executive Center Member, LLC	Delaware
Executive Center Wisconsin, LLC	Delaware
Florida Condo Acquisitions, LLC	Delaware
Four Resource Member, LLC	Delaware
Four Resource Square, LLC	Delaware
Global Insurance Advisors, LLC	Pennsylvania
Global Insurance Services, LLC	Tennessee
Grand Terrace Apartments California, LLC	Delaware
Grand Terrace Apartments Solar, LLC	Delaware
Grand Terrace Member, LLC	Delaware
Grand Terrace, LLC	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
Heritage Trace IR Holdings, LLC	Delaware
Heritage Trace Member, LLC	Delaware
HV- Rutherford Plaza, LLC	Delaware
Independence Realty Advisors, LLC	Delaware
Independence Realt1y Trust, Inc.	Maryland
Industrial Portfolio Member, LLC	Delaware`
Jupiter Communities, LLC	Delaware
Knoxville Preferred Member, LLC	Delaware
Las Vistas Holdings, LLC	Delaware
Lexington Mill Mississippi Member, LLC	Delaware
Lexington Mill Mississippi Owner, LLC	Delaware
Long Beach Promenade Holdings, LLC	Delaware
M&A Texas Balcones Club LLC	Delaware
Mandalay Investor I, LLC	Delaware
Mandalay Investor II, LLC	Delaware
Mandalay Member, LLC	Delaware
Mandalay Owner Texas, LLC	Delaware
Manhattan Town Center Owner, LLC	Delaware
Manhattan Town Center Member, LLC	Delaware
Mays Crossing Member, LLC	Delaware
MC Phase II Leasehold, LLC	Delaware
MC Phase II Owner, LLC	Delaware
McDowell Mountain Arizona, LLC	Delaware
McDowell Mountain Member LLC	Delaware
Meadows on Westbrook Investor, LLC	Delaware
MGS Gift Shop Florida, LLC	Delaware
Mineral Center Colorado, LLC	Delaware
Mineral Center Member, LLC	Delaware
Murrells Retail Associates, LLC	Delaware
Murrells Retail Holdings, LLC	Delaware
Oakland Mall Owner, LLC	Delaware
Oakland Mall Member, LLC	Delaware
Oakland Plaza Member, LLC	Delaware
Oakland Plaza Owner, LLC	Delaware
Oakland Square Member, LLC	Delaware
Oakland Square Owner, LLC	Delaware
Oyster Point Apartments Virginia, LLC	Delaware
Oyster Point Member, LLC	Delaware
Penny Lane Arizona Owner, LLC	Delaware
Penny Lane Holdings, LLC	Delaware
Pinecrest Member, LLC	Delaware
PlazAmericas Mall Texas, LLC	Delaware
Portfolio Real Estate West Springfield, LLC	Delaware
Portfolio Real Estate Marysville, LLC	Delaware
Portfolio Real Estate Auburn Hills, LLC	Delaware
Portfolio Real Estate Columbus, LLC	Delaware
Portfolio Real Estate Palm Bay, LLC	Delaware
Portfolio Real Estate Englewood, LLC	Delaware
Portfolio Real Estate New Kensington, LLC	Delaware
Portfolio Real Estate South Attleboro, LLC	Delaware
Portfolio Real Estate Sedgewick, LLC	Delaware
Portfolio Sparks, LLC	Delaware
PRG- RAIT Portfolio Manager, LLC	Delaware
PRG-RAIT Portfolio Member, LLC	Delaware
RAIT 2013- FL1 Trust	Delaware
RAIT 2014- FL2 Trust	Delaware
RAIT 2014- FL2, LLC	Delaware
RAIT 2014- FL3 Trust	Delaware
RAIT 2014- FL3, LLC	Delaware
RAIT 2014-FL3 B Holdings, LLC	Delaware
RAIT 2014-FL4, LLC	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
RAIT 2014-FL4 Trust	Delaware
RAIT 2015-FL5, LLC	Delaware
RAIT 2015-FL5 Trust	Delaware
RAIT 2015-FL5 A-2 Holdings	Delaware
RAIT Asset Holdings IV, LLC	Delaware
RAIT Asset Holdings, LLC	Delaware
RAIT Asset Management, LLC	Delaware
RAIT Broadstone, Inc.	Delaware
RAIT Capital Corp.	Delaware
RAIT Capital Limited	Ireland
RAIT CMBS Conduit I, LLC	Delaware
RAIT CMBS Conduit II, LLC	Delaware
RAIT Commercial, LLC	Delaware
RAIT CRE CDO I, LLC	Delaware	Pinnacle Capital Group—PA
RAIT CRE CDO I, Ltd.	Cayman Islands
RAIT CRE Conduit II, LLC	Delaware
RAIT CRE Conduit III, LLC	Delaware
RAIT CRE Conduit IV, LLC	Delaware
RAIT CRE Holdings, LLC	Delaware
RAIT-CVI III, LLC	Delaware
RAIT Equity Holdings I, LLC	Delaware
RAIT Executive Mews Manager I, Inc.	Delaware
RAIT Executive Mews Manager II, Inc.	Delaware
RAIT Executive Mews Manager III, Inc.	Delaware
RAIT Funding, LLC	Delaware
RAIT General, Inc.	Maryland
RAIT Indiana Portfolio Holdings, LLC	Delaware
RAIT Lending, LLC	Delaware
RAIT Limited, Inc.	Maryland
RAIT Lincoln Court, LLC	Delaware
RAIT NTR Holdings, LLC	Delaware
RAIT Partnership, L.P.	Delaware
RAIT Preferred Funding II, LLC	Delaware
RAIT Preferred Funding II, Ltd.	Cayman Islands
RAIT Preferred Holdings I, LLC	Delaware
RAIT Preferred Holdings II, LLC	Delaware
RAIT Property Management Holdings, LLC	Delaware
RAIT Reuss B Member, LLC	Delaware
RAIT Reuss C Member, LLC	Delaware
RAIT Reuss D Member, LLC	Delaware
RAIT Reuss Federal Plaza, LLC	Delaware
RAIT Reuss Member, LLC	Delaware
RAIT Rutherford A, LLC	Delaware
RAIT Sabel Key Manager, Inc.	Delaware
RAIT Sharpstown TRS, LLC	Delaware
RAIT TRS, LLC	Delaware
RAIT Urban Equity Holdings, LLC	Delaware
RAIT Urban Holdings, LLC	Delaware
RAIT Urban Retail Venture Equity Holdings, LLC	Delaware
RAIT-PRG Member, LLC	Delaware
RAIT-Melody 2016 Holdings Trust	Maryland
Regency Manor Florida Owner, LLC	Delaware
Regency Manor Member, LLC	Delaware
Regency Meadows Nevada Member, LLC	Nevada
Regency Meadows Nevada, LLC	Nevada
Regency Meadows, LLC	Delaware
REM-Cherry Hill, LLC	New Jersey
REM-Willow Grove, Inc.	Pennsylvania
REM-Willow Grove, L.P.	Pennsylvania
Remington Florida Member, LLC	Delaware
Remington Florida, LLC	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
RFT Industrial Portfolio Member, LLC	Delaware
River Park West Apartments Owner, LLC	Delaware
Rutherford Plaza A Member I, LLC	Delaware
Rutherford Plaza A Member II, LLC	Delaware
Rutherford Plaza A Member III, LLC	Delaware
Rutherford Plaza Manager, Inc.	Delaware
Rutherford Plaza Member, LLC	Delaware
Rutherford Plaza Owner, LLC	Delaware
Rutherford Preferred, LLC	Delaware
Sabel Key Southwest, LLC	Delaware
Sandal Ridge Arizona Owner, LLC	Delaware
Sandal Ridge Holdings, LLC	Delaware
Saxony Inn Florida, LLC	Delaware
Sharpstown Mall Texas, LLC	Delaware
Sharpstown Member, LLC	Delaware
Silversmith Creek Florida Member, LLC	Delaware
Silversmith Creek Florida Owner, LLC	Delaware
South Plaza Center Owner, LLC	Delaware
South Plaza Member, LLC	Delaware
South Terrace Apartments North Carolina, LLC	Delaware
South Terrace Holdco MM, LLC	Delaware
South Terrace Holdco, LLC	Delaware
South Terrace Member, LLC	Delaware
St. Pete Beach Holdings, LLC	Delaware
Sunny Shores Resort Florida, LLC	Delaware
Taberna Capital Management, LLC	Delaware
Taberna Equity Funding, Ltd.	Cayman Islands
Taberna Funding Capital Trust I	Delaware
Taberna Funding Capital Trust II	Delaware
Taberna IR Holdings Member, LLC	Delaware
Taberna IX Equity Trust, LLC	Delaware
Taberna Realty Finance Trust	Maryland
Taberna Realty Holdings Trust	Maryland
Taberna VII Equity Trust, LLC	Delaware
TI Shopping Center, LLC	Delaware
Tiffany Square Member, LLC	Delaware
Tiffany Square, LLC	Delaware
Trails at Northpoint Mississippi Member, LLC	Delaware
Trails at Northpoint Mississippi Owner, LLC	Delaware
Treasure Island Resort Florida, LLC	Delaware
Tresa At Arrowhead Member, LLC	Delaware
Tresa IR Holdings, LLC	Delaware
Tuscany Bay Apartments Florida, LLC	Delaware
Tuscany Bay Member, LLC	Delaware
Union Medical Campus Member, LLC	Delaware
Union Medical Campus Owner, LLC	Delaware
Urban Retail Properties, LLC	Delaware
Urban Retail Properties Co. of California	Delaware
Urban Retail Properties Co. of Florida	Delaware
Urban Retail Properties Co. of Illinois	Delaware
Urban Retail Properties Co. of Iowa, Inc.	Delaware
Urban Retail Properties Co. of Massachusetts	Delaware
Urban Retail Properties Co. of Michigan	Delaware
Urban Retail Properties Co. of Minnesota	Delaware
Urban Retail Properties Co. of Nevada	Delaware
Urban Retail Properties Co. of North Carolina	Delaware
Urban Retail Properties Co. of Oregon	Delaware
Urban Retail Properties Co. of Pennsylvania	Delaware
Urban Retail Properties Co. of Texas	Delaware
Urban Retail Properties Co. of Virginia	Virginia
Urban Retail Properties Co. of Washington, Inc.	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
Urban Retail Venture, LLC	Delaware
Urban Retail Venture REIT, LLC	Delaware
Urban Retail Venture Limited, LLC	Delaware
Urban Retail Venture REIT OP, LP	Delaware
Ventura Florida Member, LLC	Delaware
Ventura Florida Owner, LLC	Delaware
Vista Lago Condos, LLC	Delaware
Vista Lago Member, LLC	Delaware
Willow Creek Apartments Investor, LLC	Delaware
Willows at Lone Mountain West, LLC	Nevada
Willows Member, LLC	Delaware
Yamato Investor I, LLC	Delaware
Yamato Investor II, LLC	Delaware
Yamato Member, LLC	Delaware

Subsidiaries of Independence Realty Trust, Inc.:

Adventure Merger Sub LLC	Delaware
Bayview Club Apartments Indiana, LLC	Delaware
Bayview Club TIC I, LLC	Maryland
Bayview Club TIC II, LLC	Maryland
Bayview Club TIC III, LLC	Maryland
Bayview Club TIC IV, LLC	Maryland
Bayview Club TIC V, LLC	Maryland
Bayview Club TIC VI, LLC	Maryland
Bayview Club TIC VII, LLC	Maryland
Bayview Club TIC VIII, LLC	Maryland
Bayview Club TIC IX, LLC	Maryland
Bayview Club TIC X, LLC	Maryland
Bayview Club TIC XI, LLC	Maryland
Bayview Club TIC XII, LLC	Maryland
Bayview Club TIC XIII, LLC	Maryland
Bayview Club TIC XIV, LLC	Maryland
Bayview Club TIC XV, LLC	Maryland
Bayview Club TIC XVI, LLC	Maryland
Bayview Club TIC XVII, LLC	Maryland
Bayview Club TIC XVIII, LLC	Maryland
Bayview Club TIC XIX, LLC	Maryland
Bayview Club TIC XX, LLC	Maryland
Bayview Club TIC XXI, LLC	Maryland
Bayview Club TIC XXII, LLC	Maryland
Bayview Club TIC XXIII, LLC	Maryland
Bayview Club TIC XXIV, LLC	Maryland
Bayview Club TIC XXV, LLC	Maryland
Bayview Club TIC XXVI, LLC	Maryland
Bayview Club TIC XXVII, LLC	Maryland
Bennington Pond LLC	Ohio
Bennington Pond Managing Member, LLC	Delaware
Berkshire II Cumberland, LLC	Indiana
Berkshire Square, LLC	Indiana
Berkshire Square Managing Member	Delaware
Brookside CRA-B1, LLC	Delaware
BSF-Arbors River Oaks	Florida
BSF Lakeshore, LLC	Florida
BSF Trails, LLC	Florida
Independence Realty Operating Partnership, LP	Delaware
Iron Rock Ranch Apartments Owner, LLC	Delaware
IRT Arbors Apartments Owner, LLC	Delaware
IRT Belle Creek Apartments Colorado, LLC	Delaware
IRT Carrington Apartments Owner, LLC	Delaware
IRT Copper Mill Apartments Texas, LLC	Delaware

Entity Name	Domestic Jurisdiction	DBA Names
IRT Crestmont Apartments Georgia, LLC	Delaware
IRT Crossings Owner, LLC	Delaware
IRT Cumberland Glen Apartments Georgia, LLC	Delaware
IRT Eagle Ridge Apartments Member, LLC	Delaware
IRT Eagle Ridge Apartments Owner, LLC	Delaware
IRT Heritage Trace Apartments Virginia, LLC	Delaware
IRT Lenoxplace Apartments Owner, LLC	Delaware
IRT Limited Partner, LLC	Delaware
IRT OKC Portfolio Owner, LLC	Delaware
IRT OKC Portfolio Member, LLC	Delaware
IRT Runaway Bay Apartments, LLC	Delaware
IRT Stonebridge Crossing Apartments Owner, LLC	Delaware
IRT Tresa At Arrowhead Arizona, LLC	Delaware
IRT UPREIT Lender, LP	Delaware
IRT UPREIT Lender Limited Partner, LLC	Delaware
IRT Walnut Hill Apartments Owner, LLC	Delaware
Jamestown CRA-B1, LLC	Delaware
JLC/BUSF Associates, LLC	Delaware
Kings Landing LLC	Delaware
Meadows CRA-B1, LLC	Delaware
Merce Partners, LLC	Texas
Millenia 700, LLC	Delaware
MTC-East, LLC	Georgia
Oxmoor CRA-B1, LLC	Delaware
Pointe at Canyon Ridge, LLC	Georgia
Prospect Park CRA-B1, LLC	Delaware
Stonebridge at the Ranch Apartments Owner, LLC	Delaware
Trade Street Property Management, LLC	Florida
TS Aventine, LLC	Delaware
TS Big Creek, LLC	Delaware
TS Brier Creek, LLC	Delaware
TS Craig Ranch, LLC	Delaware
TS Creekstone, LLC	Delaware
TS GooseCreek, LLC	Delaware
TS Manager, LLC	Florida
TS Miller Creek, LLC	Delaware
TS New Bern, LLC	Delaware
TS Talison Row, LLC	Delaware
TS Vintage, LLC	Delaware
TS Westmont, LLC	Delaware
Wake Forest Apartments, LLC	Delaware